EXHIBIT 10.65

                           AMENDMENT NO. 2 AND WAIVER

      THIS AMENDMENT NO. 2 AND WAIVER, dated as of August 3, 2005 (this "AMENDMENT"), of that certain Credit Agreement referenced below is by and among PREMIERE GLOBAL SERVICES, INC., a Georgia corporation formerly known as PTEK Holdings, Inc. (the "BORROWER"), the Guarantors and the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

                               W I T N E S S E T H

      WHEREAS, a $180 million revolving credit facility has been established in favor of the Borrower pursuant to the terms of that certain Credit Agreement, dated as of June 30, 2004 (as amended and modified, the "CREDIT AGREEMENT"), among the Borrower, the Guarantors and Lenders identified therein and Bank of America, N.A., as Administrative Agent;

      WHEREAS,  the  Borrower  has  requested  certain  waivers,   consents  and
modifications to the terms of the Credit Agreement; and

      WHEREAS, the Lenders have agreed to the requested waivers, consents and modifications on the terms and conditions set forth herein;

      NOW,  THEREFORE,  in  consideration  of these  premises and other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties agree as follows:


      1.    CONSENTS AND WAIVERS.

            1.1 I-MEDIA SA. The provisions of Section 7.14 of the Credit Agreement require a pledge of the stock of 65% of the capital stock of Material Foreign Subsidiaries, together with legal opinions and other deliveries, within 60 days of any such Foreign Subsidiary becoming a Material Foreign Subsidiary. I-Media SA, a French corporation ("I-MEDIA"), is Material Foreign Subsidiary and, as such, the Borrower is required to make a pledge of 65% of the capital stock of I-Media in accordance with the provisions of Section 7.14 of the Credit Agreement. The Required Lenders hereby (A) consent to extension of the pledge delivery date for the capital stock of I-Media to August 31, 2005, (B) waive the requirement for delivery of an opinion of local counsel in connection therewith, and
      (C) waive any  Event of  Default  that  exists or may have  existed  under
      Section 7.14 of the Credit Agreement on account of a failure to timely pledge the capital stock of I-Media to the date hereof.

            1.2 INTELLIGENT MEETINGS CORPORATION ACQUISITION. The provisions of Section 8.02(h) require delivery of an officer's compliance certificate not later than 10 Business Days following consummation of a Permitted Acquisition. On June 1, 2005, American Teleconferencing Services, Ltd. acquired substantially all of the assets of Intelligent Meetings Corporation for a purchase price of approximately $6.1 million (the "IMC ACQUISITION"). The Borrower failed to timely deliver an officer's compliance certificate in connection with the subject acquisition. The Required Lenders hereby (A) consent to extension of the delivery date for the officer's compliance certificate for the IMC Acquisition to July 26, 2005, the date on which such certificate was received by the Administrative Agent, and (B) waive any Event of Default that exists or may have existed under Section 8.02(h) of the Credit Agreement on account of a failure to timely deliver the officer's compliance certificate for the IMC Acquisition.

      2. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is amended in the following respects:

            2.1 The first sentence in Section 7.14 is amended to read as follows:

                  Pledge or cause to pledged to the Collateral Agent to secure the Obligations

                        (a) 100% of the issued and outstanding Capital Stock of each Domestic Subsidiary that holds assets in excess of $100,000, within thirty (30) days of (i) in the case of the formation of, an acquisition by or investment in a Domestic Subsidiary that is or will thereupon become subject to the provisions hereof, the date of formation, acquisition or investment, or (ii) in all other cases, the date by which the quarterly Compliance Certificate is due for any fiscal quarter in which any such Domestic Subsidiary shall otherwise become subject to the provisions hereof; and

                        (b) 65% of the issued and outstanding Capital Stock of each Material Foreign Subsidiary, within sixty (60) days of
                  (i) in the case of the formation of, an acquisition by or investment in a Foreign Subsidiary that is or will thereupon become a Material Foreign Subsidiary, the date of formation, acquisition or investment, or (ii) in all other cases, the date by which the quarterly Compliance Certificate is due for any fiscal quarter in which any such Material Foreign Subsidiary shall otherwise become subject to the provisions hereof, in each case pursuant to the Pledge Agreement or pledge joinder agreements, together with opinions of counsel and any filings and deliveries reasonably requested by the Collateral Agent in connection therewith to perfect the security interests therein, all in form and substance reasonably satisfactory to the Administrative Agent.

      3. CONDITIONS PRECEDENT. This Amendment shall be effective immediately upon receipt by the Agent of all of the following, each in form and substance satisfactory to the Administrative Agent and the Lenders:

            (a)   EXECUTED  AMENDMENT.   Counterparts  of  this  Amendment  duly
      executed by the Credit Parties and the Required Lenders.

      4. EFFECTIVENESS OF AMENDMENT. On and after the date hereof, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

      5. REPRESENTATIONS AND WARRANTIES; DEFAULTS. The Credit Parties affirm the following:

            (a) all necessary action to authorize the execution, delivery and performance of this Amendment has been taken;

            (b) after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the date hereof (except those which expressly relate to an earlier period); and

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


            (c) except with respect to the events subject to waiver as set forth in Section 1 above, before and after giving effect to this Amendment, no Default or Event of Default shall exist.

      6. GUARANTOR ACKNOWLEDGMENT. Each Guarantor acknowledges and consents to all of the terms and conditions of this Amendment and agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge any Guarantor's obligations under the Credit Documents.

      7. FULL FORCE AND EFFECT. Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.

      8. EXPENSES. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of Moore & Van Allen, PLLC.

      9. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery by any party hereto of an executed counterpart of this Amendment by facsimile shall be effective as such party's original executed counterpart and shall constitute a representation that such party's original executed counterpart will be delivered.

      10. GOVERNING LAW. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

                  [Remainder of Page Intentionally Left Blank]


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


      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


BORROWER:                               PREMIERE GLOBAL SERVICES, INC.,
--------
                                        a Georgia corporation formerly known as
                                        PTEK Holdings, Inc.


                                        By:  /s/ L. Scott Askins
                                           ------------------------------------
                                        Name:
                                        Title:


GUARANTORS:                             AMERICAN TELECONFERENCING
----------                               SERVICES, LTD., a Missouri corporation
                                        PREMIERE CONFERENCING NETWORKS, INC.,
                                         a Georgia corporation
                                        PTEK SERVICES, INC.,
                                         a Delaware corporation
                                        XPEDITE NETWORK SERVICES, INC.,
                                         a Georgia corporation
                                        XPEDITE SYSTEMS, INC.,
                                         a Delaware corporation
                                        XPEDITE SYSTEMS WORLDWIDE, INC.,
                                         a Delaware corporation


                                        By:  /s/ L. Scott Askins
                                           ------------------------------------
                                        Name:
                                        Title:

ADMINISTRATIVE AGENT:            BANK OF AMERICA, N.A.,
--------------------             as Administrative Agent and Collateral Agent


                                 By:  /s/ Allen A. Taylor
                                    --------------------------------------------
                                    Name:  Allen A. Taylor
                                    Title:    Vice President

LENDERS:                         BANK OF AMERICA, N.A.,
-------                          as L/C Issuer, Swingline Lender and as a Lender


                                 By:  /s/ Allen A. Taylor
                                    --------------------------------------------
                                 Name:  Allen A. Taylor
                                 Title: Vice President

                                 LASALLE BANK NATIONAL ASSOCIATION


                                 By:  /s/ James J. Hess
                                    --------------------------------------------
                                 Name:  James J. Hess
                                 Title: First Vice President

                                 HSBC BANK USA, NATIONAL ASSOCIATION


                                 By:
                                    --------------------------------------------
                                 Name:
                                 Title:

                                 WACHOVIA BANK, NATIONAL ASSOCIATION


                                 By:
                                    --------------------------------------------
                                 Name:
                                 Title:

                                 REGIONSBANK


                                 By:  /s/ W. Brad Davis
                                      ------------------------------------------
                                 Name:  W. Brad Davis
                                 Title: VP

                                 CAROLINA FIRST BANK

                                 By:  /s/ Charles D. Chamberlain
                                      ------------------------------------------
                                 Name:  Charles D. Chamberlain
                                 Title: Executive Vice President